UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2026
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SHOULDER INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42771	27-0538764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1535 Steele Avenue SW, Suite B Grand Rapids, Michigan		49507
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (616) 294-1026
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock,$0.001 par value per share	SI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On March 10, 2026, Shoulder Innovations, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2026, Michael Carusi, a Class I director of the Company's Board of Directors ("Board"), notified the Company of his intention to not stand for re-election at the Company's at the 2026 Annual Meeting of Stockholders (the "Annual Meeting") upon the conclusion of his current term. Mr. Carusi's term with the Board will conclude effective on the date of the Annual Meeting. Mr. Carusi's decision was not the result of any disagreement with the management or the Board on any matter relating to the Company’s operations, policies or practices.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release of the Company, dated March 10, 2026.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Mach 10, 2026	SHOULDER INNOVATIONS, INC. (Registrant)

/s/ Jeffrey Points
Jeffrey Points
Chief Financial Officer
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